UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2016

XERIUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, NC 27596
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Xerium Technologies, Inc. (“Xerium” or the “Company”) has received inquiries from certain investors regarding whether the Board of Directors (the “Board”) is considering a process to sell the Company. One stockholder has proposed in correspondence that stockholders take up at the 2016 Annual Meeting a proposal recommending the Board retain a financial advisor and commence a process leading to a sale.
The Board retained Bank of America Merrill Lynch (“BofA Merrill Lynch”) in the fourth quarter of 2014 to advise it and management with respect to all strategic options for the Company and continues to receive advice from BofA Merrill Lynch and other advisors in light of market trends and conditions. BofA Merrill Lynch, with the Board’s concurrence, contacted a substantial number of strategic operating companies and financial sponsors during the first half of 2015 regarding possible interest in a transaction with the Company or in taking the Company private. The Company received several preliminary indications of interest but did not receive any firm offers. The Board carefully considered each preliminary indication of interest but found each of them to be inadequate from a financial point of view. Since that time, as disclosed, the Company has continued to execute on its strategic plan, to reposition seven manufacturing facilities around the world, including the closing of nine facilities and opening new sites in growth markets in China and Turkey, and to focus heavily on cost reduction and manufacturing efficiency efforts. The Company estimates, as previously disclosed, that these efforts have resulted in cumulative cost savings of over $70 million since 2012.
Had the Company not pursued the repositioning of its facilities and these efficiency efforts, the Board believes that the Company’s financial performance would have been substantially less and believes that its competitive position would have weakened significantly. As a result of continuing the investment in its business, including the introduction of 39 new products for its customers, the Company’s annual Adjusted EBITDA increased from $89 million in 2012 to $104 million in 2015. The Company is forecasting continued improvement in Adjusted EBITDA through 2018. The Company’s latest earnings release, including a reconciliation of Adjusted EBITDA to its audited financial statements, is available at www.xerium.com/investor-relations.
As the Company has disclosed, worldwide weakness in graphical paper markets has had a significant, adverse impact on our customers who manufacture and sell all grades of paper products. The Board remains open to proposals from third parties to acquire the Company or proposals of other strategic options intended to enhance shareholder value. At the same time, the Board believes that potential interested parties are knowledgeable about the Company, its operations and strategy and that a second process to market the Company is unnecessary and not likely to improve shareholder value in the short term. As disclosed, now that much of its capital investment plan is complete, Xerium foresees an improvement in free cash flow generation of $15 to $30 million annually from 2016 through 2018, which will enable the Company to reduce indebtedness. The Company continues to believe the repositioning and investments it has made to reduce costs, strengthen its competitive position and improve customer service will lead to the creation of sustainable shareholder value in the long term.
The disclosure set forth under this Item 7.01 Form 8-K is deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by that Act. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Undue reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect our actual results, levels of activity, performance or achievements include the following items:

•	rate and magnitude of decline in graphical grade paper production;

•	fluctuations in interest rates and currency exchange rates;

•	over-capacity of certain grades of paper, leading to distressed profit situations;

•	execution risk related to our expansion projects;

•	local economic conditions in the areas around the world where we conduct business;

•	quality issues with new products that could lead to higher warranty and quality costs;

•	structural shifts in the demand for paper;

•	the effectiveness of our strategies and plans;

•	sudden increase or decrease in production capacity;

•	trend toward extended life in forming fabrics, leading to reduced market share;

•	our development and marketing of new technologies and our ability to compete against new technologies developed by competitors;

•	variations in demand for our products, including our new products;

•	fluctuations in the price of our component supply costs and energy costs;

•	our ability to generate substantial operating cash flow to fund growth and unexpected cash needs;

•
occurrences of terrorist attacks or an armed conflict involving the United States or any other country in which we conduct business, or any other domestic or international calamity, including natural disasters;

•
changes in the policies, laws, regulations and practices of the United States and any foreign country in which we operate or conduct business, including changes regarding taxes and the repatriation of earnings;

•	anti-takeover provisions in our charter documents; and

•
other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission.

If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we project. Any forward-looking statement in this Current Report on Form 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date:	April 1, 2016	By:	/s/ Clifford E. Pietrafitta
		Name:	Clifford E. Pietrafitta
		Title:	Executive Vice President and CFO